UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-642

DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

OCTOBER 31, 2007

Annual Report
to Shareholders

DWS Emerging Markets
Equity Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Directors and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in securities of emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This fund also may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2007

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expenses ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 are 1.82%, 2.70% and 2.62% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of DWS Emerging Markets Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/07
DWS Emerging Markets Equity Fund	1-Year	3-Year	5-Year	10-Year
Class A	63.41%	42.07%	38.84%	11.88%
Class B	61.91%	40.88%	37.71%	10.96%
Class C	62.06%	40.92%	37.73%	11.00%
MSCI Emerging Markets Index+	68.33%	45.22%	40.31%	15.18%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/07	$ 31.64	$ 29.76	$ 29.86
10/31/06	$ 25.35	$ 24.34	$ 24.39
Distribution Information: Twelve Months as of 10/31/07: Income Dividends	$ 0.03	$ —	$ —
Capital Gain Distributions	$ 6.43	$ 6.43	$ 6.43
Class A Lipper Rankings — Emerging Markets Funds Category as of 10/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	128	of	257	50
3-Year	108	of	190	57
5-Year	86	of	165	52

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Emerging Markets Equity Fund — Class A [] MSCI Emerging Markets Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/07
DWS Emerging Markets Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$15,401	$27,028	$48,628	$28,957
	Average annual total return	54.01%	39.29%	37.21%	11.22%
Class B	Growth of $10,000	$15,891	$27,760	$49,432	$28,299
	Average annual total return	58.91%	40.54%	37.66%	10.96%
Class C	Growth of $10,000	$16,206	$27,983	$49,556	$28,404
	Average annual total return	62.06%	40.92%	37.73%	11.00%
MSCI Emerging Markets Index+	Growth of $10,000	$16,833	$30,623	$54,386	$41,088
	Average annual total return	68.33%	45.22%	40.31%	15.18%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged, capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 is 1.60% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 10/31/07
DWS Emerging Markets Equity Fund	1-Year	3-Year	5-Year	10-Year
Class S	63.61%	42.34%	39.14%	12.16%
MSCI Emerging Markets Index+	68.33%	45.22%	40.31%	15.18%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/07	$ 31.96
10/31/06	$ 25.58
Distribution Information: Twelve Months as of 10/31/07: Income Dividends	$ 0.10
Capital Gain Distributions	$ 6.43
Class S Lipper Rankings — Emerging Markets Funds Category as of 10/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	125	of	257	49
3-Year	106	of	190	56
5-Year	82	of	165	50
10-Year	68	of	85	80

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Emerging Markets Equity Fund — Class S [] MSCI Emerging Markets Index+

Yearly periods ended October 31
Comparative Results as of 10/31/07
DWS Emerging Markets Equity Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$16,361	$28,839	$52,149	$31,506
	Average annual total return	63.61%	42.34%	39.14%	12.16%
MSCI Emerging Markets Index+	Growth of $10,000	$16,833	$30,623	$54,386	$41,088
	Average annual total return	68.33%	45.22%	40.31%	15.18%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged, capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class S shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2007 to October 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/07	$ 1,394.40	$ 1,388.10	$ 1,388.00	$ 1,394.90
Expenses Paid per $1,000*	$ 9.84	$ 15.53	$ 15.17	$ 9.72
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/07	$ 1,016.99	$ 1,012.20	$ 1,012.50	$ 1,017.09
Expenses Paid per $1,000*	$ 8.29	$ 13.09	$ 12.78	$ 8.19
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Emerging Markets Equity Fund	1.63%	2.58%	2.52%	1.61%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Emerging Markets Equity Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Emerging Markets Equity Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Terrence S. Gray, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1993 and the fund in 2003.

Portfolio manager for Global Emerging Markets Fund and other international products.

Previously, head of the Pacific Basin portfolio selection team and served as an Asian country and sector analyst before joining the Emerging Markets team.

BS, Boston College.

In the following interview, Lead Portfolio Manager Terrence Gray discusses DWS Emerging Markets Equity Fund's strategy and the market environment during the 12-month period ended October 31, 2007.

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did emerging-markets stocks perform during the annual period?

A: Despite a bout of volatility in July and August, the emerging markets delivered an outstanding return during the past year. A continued environment of strong global growth, high commodities prices, rising domestic consumption, and the continued improvement in emerging nations' fiscal health were all factors contributing to outperformance for the asset class. For the 12 months ended October 31, 2007, the MSCI Emerging Markets Index — the fund's benchmark — returned 68.33%.1 This return was over three times that of the developed global markets, as measured by the MSCI World Index (a measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East).2 The emerging markets also have outpaced their developed-market counterparts by a wide margin over longer-term time periods, as can be seen in the table below.

1 The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged, capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
2 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
	1-year	3-year	5-year	10-year
MSCI Emerging Markets Index	68.33%	45.22%	40.31%	15.18%
MSCI World Index	20.39%	18.27%	18.31%	7.90%

Performance is historical and no guarantee of future results.

Q: How did the fund perform relative to its benchmark and peer group?

A: The total return of the fund's Class A shares for the 12-month period ended October 31, 2007, was 63.41%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and for more complete performance information.)

The fund's return trailed the 68.33% return of the benchmark, but it was in line with the 63.25% average return of the 257 funds in its Lipper peer group, Emerging Markets Funds.3 (Please see page 5 for complete Lipper rankings information.)

3 Lipper's Emerging Market Funds category classification is defined as those funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. It is not possible to invest directly in an index or a Lipper category.

Q: Why did the fund underperform?

A: During the bull market of the past year, low-quality stocks have generally outperformed their high-quality counterparts as money has piled into highly valued "momentum" stocks.4 One result was that only 22% of the stocks in the benchmark performed better than the benchmark itself during the past year — a rare and likely unsustainable occurrence. This environment has not favored our strategy, given that we seek to invest in undervalued companies with limited downside risk, strong earnings potential, quality management, and a sustainable long-term business model. As a result, we have steered away from the highly valued stocks in some of the larger markets, and this has hurt relative performance in the short term. However, we believe the outperformance of lower-quality companies is unsustainable. In our view, many of these companies face longer-term challenges that make it difficult to justify their valuations. We believe valuation and fundamentals always matter in the long-term, and we expect that the recent market turmoil may prove to be the catalyst that prompts investors to focus more deeply on fundamentals rather than momentum.

4 High quality is a term referring to companies with long term sustainable earnings growth, high returns on equity, strong dividend growth, and low debt to equity. Low quality would be at the other end of this scale.

Q: What individual holdings helped performance during the period?

A: At a time when so many emerging markets stocks delivered outstanding performance, four fund holdings stood out as notable contributors. First among these was China Coal Energy Co., which is benefiting from a positive supply and demand equation for coal. On the demand side, China's strong growth is leading to a rising need for power, and eighty percent of the country's electricity is generated by coal-fired plants. On the supply side, two of the largest coal producers in the world — Australia and South Africa — have been unable to fulfill demand due to a lack of sufficient port infrastructure. Put another way, ships simply cannot get in and out of port fast enough to satisfy China's need for coal. While this problem will be rectified in time, China will need to turn to domestic sources of coal for several more years — a positive for companies such as China Coal. The stock returned about 400% during the past year, and we continue to hold it in the fund.

Our second largest contributor was Uniao de Bancos Brasileiros SA, also known as Unibanco. The stock rose approximately 220% over the past 12 months, reflecting Brazil's strong economy, falling interest rates, and rising demand for credit. Also performing well for the fund was Samsung Engineering Co., Ltd., a Korean company that does the majority of its business in the Middle East. An engineering and construction firm with an emphasis on liquid natural gas facilities, Samsung has been well-positioned to capitalize on the infrastructure build-out in the region (which we discuss in greater detail below). The company has a large order backlog, including a contract for a $1 billion gas processing plant in Thailand that it landed in early September. Rounding out the list of leading contributors was X5 Retail Group NV, a Russian food retailer that is growing rapidly within the country's highly fragmented market.

Q: What was the primary factor causing underperformance?

A: The largest negative impact on performance came from the fund's underweight in China, whose 155% return made it the top-performing country in the asset class during the past 12 months.5 China's market has soared as huge amounts of liquidity have flowed into both the local market and into Hong Kong listed shares, creating a panic among investors who are afraid of missing the boat. We are believers in the China growth story, and the fund does hold several positions in the country. It is difficult for us to take larger positions, however, given our belief that China is a euphoria-driven market where valuations defy logic. This stance weighed on the fund during the past year, but we do not intend to chase the country's performance given that cracks appear to be emerging in its economy. For instance, recent inflation figures topped 6.5% as food inflation continues to power ahead. In addition, the central bank has been increasing interest rates in order to slow down rapid loan growth and booming property prices, but thus far to no avail. Domestic consumption has actually shrunk as a portion of gross domestic product (GDP) while investment has grown at a rate above 25%. This may indicate that unwise investment is creating oversupply in some sectors of the economy — a problem with negative implications. While China's growth remains strong for now, many investors are ignoring some important issues arising in the country — a potential danger at a time when valuations leave no room for error.

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: What other elements of the fund's positioning detracted from returns?

A: An underweight position in the materials sector, one of the best performing areas of the market, was also a notable negative. Finding fewer reasonably-valued stocks in this sector, we elected to take advantage of opportunities elsewhere in the asset class.

In terms of specific detractors, the fund's lack of a position in China Life Insurance — one of the best-performing stocks in the benchmark — created a shortfall in relative performance. An overweight position in Bangkok Bank PCL, which was hurt by slower growth in Thailand, also weighed on returns. We continue to hold the stock in the portfolio, believing it to be inexpensively valued in light of the fact that Thailand's economy has begun to rebound. The fund's holding in Gold Fields Ltd., a South African gold mining company that was hit by rising costs, also underperformed. The stock remains in the fund, reflecting our positive outlook for both the company and the gold-mining industry in general.

Q: In what areas have you been finding opportunities?

A: While the China story has grabbed the attention of pundits and investors around the world, we have spent time visiting companies in Turkey, Malaysia, Thailand and the Philippines. Turkey and the Philippines, particularly, stand out as compelling domestic growth stories.

Turkey is now one of the cheapest markets in the investment universe with a price/earnings (p/e) ratio of 10.6 Now that the elections are over and a strong government is in place, we believe the economy should begin to pick up steam. The majority AK Party has put together a comprehensive economic plan aimed at increasing tax collection, reducing debt levels and bringing in more foreign direct investment. In addition, the central bank is beginning to cut interest rates. We believe these factors will propel Turkey's domestic economy. We are attempting to capitalize on this trend through a position in Turkiye Garanti Bankasi AS, which is generating loan growth at an annual pace of over 25%, has a leading banking franchise, and is increasing market share through the development of innovative retail products. Also in Turkey, we initiated a position in Coca-Cola Icecek AS, the leading bottler of Coca-Cola products (soda, water, fruit juice and sports drinks) in Turkey and Central Asia. With a price-to-earnings ratio of 13 and 30%-plus earnings growth, the company offers a compelling way to gain exposure to rising domestic consumption in Turkey.

6 P/E is equal to a stock's market capitalization divided by its after-tax earnings over the most recent 12-month period.

The Philippines, meanwhile, has become one of Asia's most exciting economic stories. Its "balance sheet" has strengthened significantly, and interest rates have fallen dramatically over the past few years. This has been driving a boom in domestic consumption, particularly in the property market. Gross domestic product growth was 7.5% in the second quarter, one of the strongest levels in Asia. We have been adding to the fund's position in Metropolitan Bank & Trust Co., a direct beneficiary of the booming consumer sector, rising credit demand, and strong economic growth.

Q: What are some important themes in the portfolio?

A: Three key themes in the portfolio are the same as those we discussed in the April, 2007 semiannual shareholder report: infrastructure, domestic consumption and the frontier markets. Looking first at infrastructure, the booming economies in the emerging markets are resulting in a rapid build-out of projects such as roads, rails, ports, and energy facilities. We are investing in this theme in several ways, such as engineering firms, construction companies, and cement producers throughout Asia and the Middle East. One of the fund's notable holdings in the infrastructure area is Orascom Construction Industries, an Egypt-based cement and construction company. Orascom does business throughout the Middle East, providing exposure to fast-growing economies — such as Algeria's — where it is not yet possible for us to invest. As such, it is poised to take advantage of the rapid infrastructure growth taking place throughout the region.

"Domestic consumption," meanwhile, refers to the rising level of personal spending as a middle class develops throughout the emerging markets. Improving economic conditions are leading to rising employment and faster wage growth, which is providing consumers with a higher level of disposable income. This can be put to work in two ways: first by increased spending; second, through increased savings. We are therefore attempting to take advantage of this trend through investments in countries such as Turkey and the Philippines (discussed above) as well as through investments in both consumer stocks and financials, the latter of which can benefit from both a higher savings rate and increased demand for credit. Among the fund's key investments related to domestic consumption is Lojas Renner SA, one of Brazil's leading clothing retailers. The company is expanding its store network across Brazil and is a direct play on rising consumer spending in the country. The fund also owns shares of Commercial International Bank in Egypt, which is rapidly increasing consumer banking products in a market where the ratio of credit to GDP is very low at less than 20%.

We also have been looking for opportunities outside of the largest markets in the asset class. While countries such as China and India are home to better known, and thus more highly-valued, companies, we are finding better opportunities to invest in reasonably-valued stocks in smaller countries such as Egypt, Nigeria, the United Arab Emirates, and Kuwait. We also like the fact that these markets are negatively correlated with both the larger emerging market countries as well as the developed markets, meaning that they don't trade in line with those markets.7 Expecting that investors will become more discriminating in the coming year, we believe our move into some of these markets will enhance fund diversification and ultimately help performance. As of October 31, about 10% of the fund was invested in the frontier markets, compared to a weighting of less than 5% in the benchmark. One of our highest-conviction holdings is Emaar Properties, a developer of mid- to high-end residential housing with projects across the Middle East. At a time of high oil prices, rapid economic growth and fast job creation, we believe the company is well-positioned to benefit from rising demand for residential properties. Still, the stock is only trading at 10 times earnings, creating what we see as an outstanding way to capitalize on growth in the Middle East.

Q: What is your broad view on the asset class?

A: While the US economy is looking increasingly fragile, the opposite situation exists across the emerging markets. Most countries in the asset class feature falling unemployment, rising wages, rapidly increasing personal consumption, and booming capital investment. In addition, the emerging markets — as a group — have experienced the powerful transition from net debtor to net creditor during the past five years. For countries such as China, Brazil, Russia, Korea, Mexico, and the Gulf states, the strength of their reserves is higher than at any point in history. At the same time, their economic outlook is much stronger than that of the United States, the world's largest debtor nation. This transition to creditor status has resulted in lower debt levels, lower interest rates and strong levels of foreign exchange reserves. We believe the consumer boom has only just begun, and we remain positive on the long-term outlook for the asset class. Emerging markets are not immune from the events unfolding in the United States, of course, but in our view they are well-supported by strong and growing domestic economies that can weather the storm.

7 A correlation of 1.0 indicates a perfect positive correlation between the performance of two assets, while a correlation of -1.0 indicates a perfect negative correlation. A correlation of zero means the performance of two assets have no correlation whatsoever.

Q: Do you have any closing thoughts for shareholders?

A: Despite the strong absolute return during the past year, our focus on valuations contributed to underperformance relative to the benchmark. However, we continue to believe that we will be vindicated in our belief that valuations matter and that the strong fundamental underpinnings of the stocks we hold in the fund will lead to outperformance in time. We continue to identify compelling bottom-up stories across the emerging markets, and we remain positive on the long-term outlook for the asset class.

Portfolio Summary October 31, 2007

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/07	10/31/06

Brazil	15%	13%
Korea	12%	14%
Russia	11%	9%
Taiwan	9%	10%
Hong Kong	7%	3%
India	6%	4%
South Africa	5%	7%
Mexico	5%	7%
China	5%	4%
Other	25%	29%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	10/31/07	10/31/06

Financials	25%	21%
Materials	15%	6%
Energy	16%	17%
Information Technology	11%	14%
Consumer Discretionary	10%	12%
Industrials	10%	8%
Telecommunication Services	9%	14%
Consumer Staples	3%	4%
Health Care	1%	3%
Other	—	1%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2007 (23.0% of Net Assets)	Country	Percent
1. Petroleo Brasileiro SA Provider and distributor of petroleum	Brazil	3.9%
2. China Mobile Ltd. Provider of cellular telecommunication services	Hong Kong	3.2%
3. Gazprom Extracts, transports and sells natural gas	Russia	2.9%
4. Companhia Vale do Rio Doce Operator of diverse mining and industrial complex	Brazil	2.5%
5. America Movil SAB de CV Provider of wireless communications services	Mexico	1.9%
6. POSCO Manufacturer of hot and cold rolled steel products	Korea	1.9%
7. LUKOIL Extractor, transporter, refiner and provider of oil and gas	Russia	1.8%
8. Hon Hai Precision Industry Co., Ltd. Manufacturer of electronic products	Taiwan	1.7%
9. NHN Corp. Provides Internet site with web portal services	Korea	1.7%
10. CNOOC Ltd. Explores, develops, produces and sells crude oil and natural gas	Hong Kong	1.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 23. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2007

	Shares	Value ($)

Common Stocks 93.8%
Argentina 0.3%
Banco Macro SA (ADR) (Cost $1,319,566)	44,100	1,219,365
Australia 0.4%
Sino Gold Mining Ltd.* (Cost $1,659,499)	251,800	1,766,470
Austria 0.4%
Wienerberger AG (Cost $2,083,794)	30,763	1,925,568
Bahrain 0.6%
Gulf Finance House EC (GDR) 144A* (Cost $2,440,000)	97,600	2,537,600
Bermuda 1.0%
Aquarius Platinum Ltd.	62,400	2,395,726
Dufry South America Ltd. (BDR)*	77,200	2,306,209
(Cost $3,257,268)		4,701,935
Brazil 12.3%
Banco Bradesco SA (ADR) (Preferred) (a)	143,200	4,890,280
Bematech Industria e Comercio de Equipamentos Eletronicos SA*	171,200	1,355,237
Bovespa Holding SA*	74,900	1,406,552
BR Malls Participacoes SA*	220,300	3,244,704
Companhia Vale do Rio Doce "A" (ADR) (Preferred)	363,800	11,485,166
GVT Holding SA*	114,500	2,487,620
Lojas Renner SA	142,200	3,532,302
Lupatech SA	138,800	3,689,250
Petroleo Brasileiro SA (ADR)	186,500	17,834,995
Santos-Brasil SA (Units)	125,000	1,809,291
Unibanco — Uniao de Bancos Brasileiros SA (GDR)	29,400	4,646,376
(Cost $30,629,937)		56,381,773
Canada 0.1%
Coalcorp Mining, Inc.* (Cost $688,254)	173,228	586,810
Chile 0.4%
Inversiones Aguas Metropolitanas SA (ADR) 144A (Cost $1,509,385)	71,300	1,759,693
China 4.9%
China Coal Energy Co. "H"*	993,000	3,370,568
China Construction Bank Corp. "H"	3,286,000	3,738,580
China Medical Technologies, Inc. (ADR) (a)	62,300	2,906,295
China Merchants Bank Co., Ltd. "H"	642,500	3,355,412
Focus Media Holding Ltd. (ADR)* (a)	71,400	4,426,800
Sunshine Holdings Ltd.	7,025,000	2,625,382
WuXi PharmaTech Cayman, Inc. (ADR)* (a)	53,600	2,063,064
(Cost $13,599,869)		22,486,101
Cyprus 0.3%
AFI Development PLC (GDR) 144A* (Cost $1,709,429)	127,800	1,329,120
Egypt 1.9%
Commercial International Bank	142,184	1,990,107
Orascom Construction Industries	48,697	4,457,172
Orascom Hotels & Development*	186,909	2,421,488
(Cost $5,032,829)		8,868,767
Hong Kong 7.0%
Alibaba.com Ltd.*	60,500	201,010
Bank of East Asia Ltd.	194,000	1,310,524
China Mobile Ltd. (ADR) (a)	143,500	14,878,080
China Yurun Food Group Ltd.	1,398,000	2,502,024
CNOOC Ltd.	3,108,400	6,782,857
Country Garden Holdings Co.*	1,717,000	2,845,913
Huabao International Holdings Ltd.	2,459,300	2,341,434
Stella International Holdings Ltd.	630,500	1,389,406
(Cost $17,218,591)		32,251,248
India 5.9%
Bharti Airtel Ltd.*	250,900	6,576,643
DLF Ltd.	156,765	3,793,534
Larsen & Toubro Ltd.	41,800	4,604,270
Reliance Capital Ltd.	101,900	5,517,550
Reliance Industries Ltd.	92,700	6,582,539
(Cost $15,056,612)		27,074,536
Indonesia 1.7%
PT Bank Mandiri	10,188,800	4,281,695
PT Holcim Indonesia Tbk*	21,364,000	3,328,353
(Cost $4,728,499)		7,610,048
Israel 0.6%
Elbit Systems Ltd. (Cost $1,403,285)	53,600	2,865,602
Kazakhstan 0.6%
KazMunaiGas Exploration Production (GDR) 144A (Cost $1,640,055)	100,700	2,718,900
Korea 11.9%
Hana Tour Service, Inc.	27,200	2,467,646
Hyundai Mipo Dockyard Co., Ltd.	9,100	4,073,703
Kangwon Land, Inc.	110,000	2,979,006
Kookmin Bank (ADR)	81,300	6,641,397
Korea Zinc Co., Ltd.	9,884	1,994,783
LG Electronics, Inc.	41,621	4,377,575
LIG Non-Life Insurance Co., Ltd.	109,700	3,461,552
NHN Corp.*	23,600	7,659,488
POSCO (ADR) (a)	46,500	8,544,375
Samsung Electronics Co., Ltd.	9,550	5,929,289
Samsung Engineering Co., Ltd.	34,000	4,654,018
Woori Investment & Securities Co., Ltd.	56,400	1,739,638
(Cost $37,365,776)		54,522,470
Lebanon 1.1%
Banque Audi "B" (GDR) (REG S)	13,731	1,016,094
Solidere "A" (GDR) (REG S)	207,850	3,787,027
(Cost $4,489,225)		4,803,121
Luxembourg 1.3%
Tenaris SA (ADR)	62,500	3,362,500
Ternium SA (ADR)	68,500	2,529,705
(Cost $4,928,063)		5,892,205
Malaysia 1.0%
Kuala Lumpur Kepong Bhd.	519,400	2,318,256
Steppe Cement Ltd.*	207,088	1,098,849
Zelan Bhd.	642,500	1,167,118
(Cost $3,343,977)		4,584,223
Mexico 4.8%
America Movil SAB de CV "L" (ADR)	132,500	8,664,175
Cemex SAB de CV (ADR)*	107,400	3,293,958
Empresas ICA SAB de CV*	326,300	2,286,013
Grupo Aeroportuario del Pacifico SA de CV "B" (ADR)	28,700	1,505,315
Grupo FAMSA SAB de CV "A"*	557,200	2,283,671
Grupo Televisa SA (ADR)	126,300	3,138,555
Maxcom Telecomunicaciones SAB de CV (ADR)*	51,300	890,568
(Cost $17,012,370)		22,062,255
Netherlands 0.5%
Vimetco NV (GDR) 144A* (Cost $2,225,508)	241,300	2,388,870
Nigeria 0.5%
Guaranty Trust Bank PLC (REG S) (GDR)*	73,800	832,464
Guaranty Trust Bank PLC (GDR) 144A*	141,300	1,593,864
(Cost $2,386,194)		2,426,328
Pakistan 0.9%
Adamjee Insurance Co., Ltd.	514,400	3,405,873
MCB Bank Ltd. (GDR) 144A	35,650	855,956
(Cost $2,586,914)		4,261,829
Philippines 1.3%
Filinvest Land, Inc.*	59,911,800	2,615,088
Metropolitan Bank & Trust Co.	2,330,030	3,372,470
(Cost $4,990,674)		5,987,558
Poland 0.3%
Orbis SA (Cost $1,516,762)	50,390	1,415,520
Russia 10.2%
Far Eastern Shipping Co.*	2,911,947	3,305,060
Gazprom (ADR)	266,635	13,326,119
Integra Group Holdings (GDR)*	106,050	1,696,800
LUKOIL (ADR)	91,800	8,390,520
Magnitogorsk Iron & Steel Works (GDR) 144A	188,850	3,210,450
Sberbank*	1,495,369	6,472,821
Uralkali (GDR) 144A*	102,400	2,570,240
Vimpel-Communications (ADR)	126,000	4,166,820
X5 Retail Group NV (GDR) (REG S)*	23,400	842,400
X5 Retail Group NV (GDR) 144A*	82,700	2,977,200
(Cost $35,974,256)		46,958,430
Singapore 0.5%
Olam International Ltd. (Cost $2,081,060)	983,100	2,416,134
South Africa 5.3%
Anglo Platinum Ltd.	18,900	3,260,303
Barloworld Ltd.	91,700	1,788,193
Gold Fields Ltd.	266,600	4,832,215
MTN Group Ltd.	207,200	4,044,321
Naspers Ltd. "N"	173,900	5,520,085
Pretoria Portland Cement Company Ltd.	288,131	2,106,047
Raubex Group Ltd.*	385,066	2,122,097
Truworths International Ltd.	80,432	404,238
(Cost $19,038,427)		24,077,499
Taiwan 8.7%
Advanced Semiconductor Engineering, Inc.	3,556,741	4,372,216
Asustek Computer, Inc.	1,077,383	3,852,878
Chi Mei Optoelectronics Corp.	2,913,960	4,257,253
Delta Electronics, Inc.	1,095,375	4,462,206
Farglory Land Development Co., Ltd.	958,900	2,423,464
Hon Hai Precision Industry Co., Ltd.	1,041,664	8,005,008
MediaTek, Inc.	196,050	3,889,436
Nan Ya Plastics Corp.	1,486,600	4,488,881
Tripod Technology Corp.	509,000	2,086,332
Walsin Lihwa Corp.	3,207,000	1,753,742
(Cost $31,479,321)		39,591,416
Thailand 1.9%
Bangkok Bank PCL (Foreign Registered)	790,200	2,983,409
Thai Oil PCL (Foreign Registered)	1,477,800	4,174,454
TISCO Bank PCL (Foreign Registered)	1,557,300	1,388,711
(Cost $6,222,233)		8,546,574
Turkey 2.3%
Coca-Cola Icecek AS	211,700	1,821,875
Sinpas Gayrimenkul Yatirim Ortakligi AS*	330,969	2,368,296
Turkiye Garanti Bankasi AS (Unit)	695,800	6,444,026
(Cost $7,874,044)		10,634,197
United Arab Emirates 1.2%
Emaar Properties (Cost $5,177,583)	1,566,303	5,502,610
United Kingdom 0.7%
Standard Chartered PLC (Cost $2,819,933)	84,054	3,202,160
United States 1.0%
Freeport-McMoRan Copper & Gold, Inc. (Cost $3,741,239)	38,900	4,577,752
Total Common Stocks (Cost $299,230,431)		429,934,687

Participatory Notes 1.8%
Lebanon 0.2%
Banque Audi (issuer Merrill Lynch International), Expiration Date 9/27/2010* (Cost $1,085,802)	15,520	1,088,682
Pakistan 0.5%
MCB Bank Ltd. 144A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/20/2010* (Cost $1,263,373)	333,730	2,081,140
United Arab Emirates 0.7%
Aldar Properties PSJC (issuer Merrill Lynch International), Expiration Date 1/12/2010* (Cost $2,983,608)	1,252,293	3,328,595
United States 0.4%
Agility Capital, Inc. (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 3/17/2008* (Cost $1,729,887)	303,600	1,815,528
Total Participatory Notes (Cost $7,062,670)		8,313,945

Preferred Stocks 1.6%
Brazil
Net Servicos de Comunicacao SA*	246,243	3,969,711
Usinas Siderurgicas de Minas Gerais SA "A"	44,500	3,496,952
Total Preferred Stocks (Cost $5,443,048)		7,466,663
Rights 0.0%
Thailand
True Corp. PCL* (Cost $0)	324,062	0

Securities Lending Collateral 4.8%
Daily Assets Fund Institutional, 5.26%(b) (c) (Cost $21,905,517)	21,905,517	21,905,517

Cash Equivalents 1.8%
Cash Management QP Trust, 5.06% (b) (Cost $8,128,846)	8,128,846	8,128,846
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $341,770,512)+	103.8	475,749,658
Other Assets and Liabilities, Net	(3.8)	(17,314,959)
Net Assets	100.0	458,434,699
* Non-income producing security.
+ The cost for federal income tax purposes was $342,684,499. At October 31, 2007, net unrealized appreciation for all securities based on tax cost was $133,065,159. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $136,441,398 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,376,239.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2007 amounted to $21,930,858 which is 4.8% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

BDR: Bearer Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2007
Assets
Investments: Investments in securities, at value (cost $311,736,149) — including $21,930,858 of securities loaned	$ 445,715,295
Investment in Cash Management QP Trust (cost $8,128,846)	8,128,846
Investment in Daily Assets Fund Institutional (Cost $21,905,517)*	21,905,517
Total investments, at value (cost $341,770,512)	475,749,658
Cash	940,296
Foreign currency, at value (cost $4,888,449)	4,921,013
Receivable for investments sold	7,267,481
Dividends receivable	469,574
Interest receivable	49,558
Receivable for Fund shares sold	751,880
Foreign taxes recoverable	131,023
Other assets	19,485
Total assets	490,299,968
Liabilities
Payable for investments purchased	8,200,990
Payable upon return of securities loaned	21,905,517
Payable for Fund shares redeemed	258,503
Deferred foreign taxes payable	797,281
Accrued management fee	357,763
Other accrued expenses and payables	345,215
Total liabilities	31,865,269
Net assets, at value	$ 458,434,699
Net Assets Consist of
Undistributed net investment income	50,782
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $797,281)	133,181,865
Foreign currency	55,425
Accumulated net realized gain (loss)	83,799,021
Paid-in capital	241,347,606
Net assets, at value	$ 458,434,699
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($148,458,090 ÷ 4,692,435 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 31.64
Maximum offering price per share (100 ÷ 94.25 of $31.64)	$ 33.57

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,592,367 ÷ 322,370 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 29.76

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($15,222,551 ÷ 509,758 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 29.86
Class S Net Asset Value, offering and redemption price(a) per share ($285,161,691 ÷ 8,922,026 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 31.96
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $790,866)	$ 6,092,486
Interest — Cash Management QP Trust	137,556
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	65,563
Interest	22,865
Total Income	6,318,470
Expenses: Management fee	3,495,652
Administration fee	346,783
Services to shareholders	571,565
Custodian fee	510,320
Distribution and service fees	448,160
Professional fees	106,080
Directors' fees and expenses	11,905
Reports to shareholders	83,257
Registration fees	60,355
Other	200,203
Total expenses before expense reductions	5,834,280
Expense reductions	(24,899)
Total expenses after expense reductions	5,809,381
Net investment income (loss)	509,089
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of foreign taxes of $147,698)	84,337,930
Foreign currency (including foreign taxes of $316)	(414,671)
83,923,259
Change in net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $512,183)	93,214,940
Foreign currency	52,172
93,267,112
Net gain (loss)	177,190,371
Net increase (decrease) in net assets resulting from operations	$ 177,699,460

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2007	2006
Operations: Net investment income (loss)	$ 509,089	$ 1,163,992
Net realized gain (loss)	83,923,259	77,512,975
Change in net unrealized appreciation (depreciation)	93,267,112	(3,205,584)
Net increase (decrease) in net assets resulting from operations	177,699,460	75,471,383
Distributions to shareholders: Net investment income: Class A	(103,785)	—
Class S	(758,254)	—
Net realized gains: Class A	(23,073,468)	(6,882,331)
Class B	(1,597,328)	(343,936)
Class C	(3,118,397)	(701,456)
Class AARP	—	(885,264)
Class S	(49,709,434)	(10,375,182)
Fund share transactions: Proceeds from shares sold	78,675,441	81,264,700
Net assets acquired in tax-free reorganization	—	137,847,772
Reinvestment of distributions	66,277,796	16,645,469
Cost of shares redeemed	(95,293,217)	(215,503,881)
Redemption fees	11,461	20,013
Net increase (decrease) in net assets from Fund share transactions	49,671,481	20,274,073
Increase (decrease) in net assets	149,010,275	76,557,287
Net assets at beginning of year	309,424,424	232,867,137
Net assets at end of period (including undistributed net investment income of $50,782 and $855,658, respectively)	$ 458,434,699	$ 309,424,424

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 25.35	$ 20.26	$ 15.61	$ 13.25	$ 8.69
Income (loss) from investment operations: Net investment income (loss)[a]	.03	.06[d]	.10	.08	.04
Net realized and unrealized gain (loss)	12.72	6.67	4.63	2.29	4.52
Total from investment operations	12.75	6.73	4.73	2.37	4.56
Less distributions from: Net investment income	(.03)	—	(.08)	(.02)	—
Net realized gains	(6.43)	(1.64)	—	—	—
Total distributions	(6.46)	(1.64)	(.08)	(.02)	—
Redemption fees	.00*	.00*	.00*	.01	.00*
Net asset value, end of period	$ 31.64	$ 25.35	$ 20.26	$ 15.61	$ 13.25
Total Return (%)[b]	63.41	34.49[c,d]	30.48[c]	18.00[c]	52.47[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	148	90	84	49	16
Ratio of expenses before expense reductions (%)	1.68	1.93	2.05	2.06	2.19
Ratio of expenses after expense reductions (%)	1.68	1.92	1.98	1.99	2.16
Ratio of net investment income (loss) (%)	.14	.26[d]	.59	.56	.38
Portfolio turnover rate (%)	98	145	126	146	182
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.00035 per share and an increase in the ratio of net investment income of 0.001%. Excluding this non-recurring income, total return would have been 0.001% lower.
* Amount is less than $.005.

Class B Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 24.34	$ 19.66	$ 15.20	$ 12.98	$ 8.58
Income (loss) from investment operations: Net investment income (loss)[a]	(.16)	(.12)[d]	(.03)	(.02)	(.04)
Net realized and unrealized gain (loss)	12.01	6.44	4.49	2.23	4.44
Total from investment operations	11.85	6.32	4.46	2.21	4.40
Less distributions from: Net realized gains	(6.43)	(1.64)	—	—	—
Redemption fees	.00*	.00*	.00*	.01	.00*
Net asset value, end of period	$ 29.76	$ 24.34	$ 19.66	$ 15.20	$ 12.98
Total Return (%)[b]	61.91	33.44[c,d]	29.34[c]	17.10[c]	51.28[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	6	4	2	2
Ratio of expenses before expense reductions (%)	2.61	2.89	3.03	2.91	2.97
Ratio of expenses after expense reductions (%)	2.61	2.79	2.76	2.75	2.93
Ratio of net investment income (loss) (%)	(.79)	(.61)[d]	(.19)	(.20)	(.39)
Portfolio turnover rate (%)	98	145	126	146	182
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.00035 per share and an increase in the ratio of net investment income of 0.001%. Excluding this non-recurring income, total return would have been 0.001% lower.
* Amount is less than $.005.

Class C Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 24.39	$ 19.70	$ 15.23	$ 13.01	$ 8.60
Income (loss) from investment operations: Net investment income (loss)[a]	(.14)	(.11)[d]	(.03)	(.02)	(.04)
Net realized and unrealized gain (loss)	12.04	6.44	4.50	2.23	4.45
Total from investment operations	11.90	6.33	4.47	2.21	4.41
Less distributions from: Net realized gains	(6.43)	(1.64)	—	—	—
Redemption fees	.00*	.00*	.00*	.01	.00*
Net asset value, end of period	$ 29.86	$ 24.39	$ 19.70	$ 15.23	$ 13.01
Total Return (%)[b]	62.06	33.43[c,d]	29.35[c]	17.06[c]	51.28[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	12	8	3	2
Ratio of expenses before expense reductions (%)	2.54	2.77	2.89	2.86	2.95
Ratio of expenses after expense reductions (%)	2.54	2.73	2.75	2.76	2.92
Ratio of net investment income (loss) (%)	(.72)	(.55)[d]	(.18)	(.21)	(.38)
Portfolio turnover rate (%)	98	145	126	146	182
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds The non-recurring income resulted in an increase in net investment income of $0.00035 per share and an increase in the ratio of net investment income of 0.001%. Excluding this non-recurring income, total return would have been 0.001% lower.
* Amount is less than $.005.

Class S Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 25.58	$ 20.38	$ 15.71	$ 13.34	$ 8.73
Income (loss) from investment operations: Net investment income (loss)[a]	.05	.12[c]	.14	.11	.07
Net realized and unrealized gain (loss)	12.86	6.72	4.66	2.31	4.54
Total from investment operations	12.91	6.84	4.80	2.42	4.61
Less distributions from: Net investment income	(.10)	—	(.13)	(.06)	—
Net realized gains	(6.43)	(1.64)	—	—	—
Total distributions	(6.53)	(1.64)	(.13)	(.06)	—
Redemption fees	.00*	.00*	.00*	.01	.00*
Net asset value, end of period	$ 31.96	$ 25.58	$ 20.38	$ 15.71	$ 13.34
Total Return (%)[b]	63.61	34.90[c]	30.67	18.34	52.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	285	202	128	89	65
Ratio of expenses before expense reductions (%)	1.60	1.76	1.89	1.93	1.92
Ratio of expenses after expense reductions (%)	1.59	1.67	1.76	1.76	1.90
Ratio of net investment income (loss) (%)	.23	.51[c]	.81	.79	.64
Portfolio turnover rate (%)	98	145	126	146	182
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.00035 per share and an increase in the ratio of net investment income of 0.001%. Excluding this non-recurring income, total return would have been 0.001% lower.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Emerging Markets Equity Fund (the "Fund") is a diversified series of DWS International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investments for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 35,684,674
Undistributed net long-term capital gains	$ 49,050,194
Net unrealized appreciation (depreciation) on investments	$ 133,065,159

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2007	2006
Distributions from ordinary income*	$ 30,522,603	$ 9,828,185
Distributions from long-term capital gains	$ 47,838,063	$ 9,359,984
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. For the period from November 1, 2006 through March 11, 2007, the redemption or exchange of shares held for less than 30 days was assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $342,255,731 and $379,656,143, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	1.015%
Next $500 million of such net assets	.990%
Over $750 million of such net assets	.965%

Accordingly, for the year ended October 31, 2007, the fee pursuant to the management agreement was equivalent to an annual effective rate of 1.01% of the Fund's average daily net assets.

For the period from November 1, 2006 through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class B	2.74%
Class C	2.74%

For the period from November 1, 2006 through April 13, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of Class S shares at 1.55%.

Effective October 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of Class B shares at 2.71%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2007, the Advisor received an Administration Fee of $346,783, of which $36,203 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2007
Class A	$ 68,461	—	$ 14,858
Class B	12,680	—	2,735
Class C	19,528	—	4,015
Class S	304,667	24,899	39,006
	$ 405,336	$ 24,899	$ 60,614

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2007
Class B	$ 50,714	$ 5,518
Class C	97,971	8,543
	$ 148,685	$ 14,061

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2007	Annual Effective Rate
Class A	$ 252,690	$ 24,810.24%
Class B	15,822	1,712.23%
Class C	30,963	2,785.24%
	$ 299,475	$ 29,307

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2007, aggregated $27,673.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2007, the CDSC for Class B and Class C shares aggregated $14,412 and $3,956, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2007, DWS-SDI received $2,276 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $23,490, of which $10,644 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2007		Year Ended October 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,240,214	$ 30,999,247	1,179,390	$ 27,572,188
Class B	143,735	3,466,940	163,307	3,688,512
Class C	254,938	6,137,613	246,012	5,557,632
Class AARP*	—	—	297,116	6,993,087
Class S	1,475,887	38,071,641	1,608,168	37,453,281
		$ 78,675,441		$ 81,264,700
Shares issued in tax-free reorganization
Class S	—	$ —	5,580,758	$ 137,847,772
Shares issued to shareholders in reinvestment of distributions
Class A	952,329	$ 19,941,768	245,257	$ 5,277,856
Class B	71,452	1,418,339	14,599	303,661
Class C	138,572	2,758,978	28,349	590,799
Class AARP*	—	—	38,026	824,422
Class S	1,994,227	42,158,711	445,463	9,648,731
		$ 66,277,796		$ 16,645,469
Shares redeemed
Class A	(1,036,881)	$ (24,857,312)	(2,023,662)	$ (47,346,884)
Class B	(146,428)	(3,329,061)	(125,656)	(2,818,099)
Class C	(374,498)	(8,581,725)	(170,045)	(3,788,497)
Class AARP*	—	—	(218,969)	(5,032,285)
Class S	(2,429,713)	(58,525,119)	(6,615,095)	(156,518,116)
		$ (95,293,217)		$ (215,503,881)
Shares converted*
Class AARP	—	$ —	(594,986)	$ (13,076,282)
Class S	—	—	595,176	13,076,282
		$ —		$ —
Redemption fees		$ 11,461		$ 20,013
Net increase (decrease)
Class A	1,155,662	$ 26,087,466	(599,015)	$ (14,492,630)
Class B	68,759	1,557,249	52,250	1,174,655
Class C	19,012	315,223	104,316	2,360,009
Class AARP*	—	—	(478,813)	(7,567,904)
Class S	1,040,401	21,711,543	1,614,470	38,799,943
		$ 49,671,481		$ 20,274,073
* On June 28, 2006, the Board of the Fund approved the conversion of Class AARP shares of the Fund into Class S shares of the Fund. This conversion was completed on July 14, 2006 and these shares are no longer offered.

G. Acquisition of Assets

On April 13, 2006, the Fund acquired all of the net assets of Scudder New Asia Fund, Inc., pursuant to a plan of reorganization approved by shareholders on March 21, 2006. The acquisition was accomplished by a tax-free exchange of 8,759,833 shares of Scudder New Asia Fund, Inc., for 5,580,758 Class S shares of the Fund outstanding on April 13, 2006. Scudder New Asia Fund's net assets at that date of $137,847,772, including $24,490,845 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $300,654,235. The combined net assets of the Fund immediately following the acquisition were $438,502,007.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS International Fund, Inc. and the Shareholders of DWS Emerging Markets Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Emerging Markets Equity Fund (the "Fund") at October 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 19, 2007	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $3.97 per share from net long-term capital gains during its year ended October 31, 2007, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates approximately $53,958,000 as capital gain dividends for its year ended October 31, 2007, of which 100% represents 15% rate gains.

For corporate shareholders, 2% of the income dividends paid during the Fund's fiscal year ended October 31, 2007, qualified for the dividends received deduction.

The Fund paid foreign taxes of $707,763 and earned $1,364,112 of foreign source income during the year ended October 31, 2007. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.05 per share as foreign taxes paid and $0.09 per share as income earned from foreign sources for the year ended October 31, 2007.

For federal income tax purposes, the Fund designates $6,702,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048

Investment Management Agreement Approval

The Fund's Directors approved the continuation of the Fund's current investment management agreement with DIMA in September 2007.

In terms of the process that the Directors followed prior to approving the agreement, shareholders should know that:

At the present time, all but one of your Fund's Directors are independent of DIMA and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Directors also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Directors were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Directors considered the report prepared by the independent fee consultant in connection with their deliberations.

The Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the fee rates paid by the Fund were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the each of the one-, three- and five-year periods ended December 31, 2006, the Fund's performance (Class S shares) was in the 3rd quartile of the applicable Lipper universe. The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five- year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of October 31, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		75
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	75
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	75
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	75
Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	75
Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	75
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	75
Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[1] (January 2007-June 2007)	75
Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	73
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	75
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	75
Carl W. Vogt (1936) Board Member since 2002	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		73
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	81
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B and C

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	SEKAX	SEKBX	SEKCX	SEMGX
CUSIP Number	23337R 106	23337R 205	23337R 304	23337R 502
Fund Number	479	679	779	2079

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2007, DWS Emerging Markets Equity Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS EMERGING MARKETS EQUITY FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$70,925	$0	$0	$0
2006	$71,500	$128	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$58,500	$25,000	$0
2006	$155,500	$11,930	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$25,000	$0	$25,000
2006	$0	$11,930	$0	$11,930

All other engagement fees were billed for services in connection with industry updates for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Emerging Markets Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Emerging Markets Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 28, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 28, 2007